                    SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C.

                                   20549


                               ------------

                                 FORM 8-K

                               ------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) August 30, 1994

- -----------------------------------------------------------------


                      TEXAS INSTRUMENTS INCORPORATED
           -----------------------------------------------------
          (Exact name of Registrant as specified in its charter)


             Delaware                          1-3761
     ------------------------           ---------------------
     (State of Incorporation)           (Commission File No.)


                                75-0289970
                    -----------------------------------
                   (I.R.S. Employer Identification No.)


                      13500 North Central Expressway
               P. O. Box 655474, Dallas, Texas        75265
             -------------------------------------------------
            (Address of principal executive offices)(Zip Code)


  Registrant's telephone number, including area code 214-995-2551
  ---------------------------------------------------------------

ITEM 5.   Other Events.

          The information which is set forth in the Registrant's news release dated August 30, 1994 (attached hereto as Exhibit
21) is incorporated herein by reference to such news release.

ITEM 7.   Exhibits.

          Designation of
            Exhibit in
            this Report      Description of Exhibit
          --------------     ----------------------
               21            Registrant's news release
                             dated August 30, 1994


                             SIGNATURE
                             ---------

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TEXAS INSTRUMENTS INCORPORATED
                                   By RICHARD J. AGNICH
                                      Richard J. Agnich
                                      Senior Vice President,
                                      Secretary and
                                      General Counsel

Date:  August 31, 1994

                               Exhibit Index

Designation of
  Exhibit in                                        Paper (P)
  this Report      Description of Exhibit      or Electronic (E)
- --------------    -------------------------    -----------------

     21           Registrant's news release          E
                  dated August 30, 1994